UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Esperion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35986	26-1870780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3891 Ranchero Drive, Suite 150 Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

(734) 887-3903

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ESPR	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Esperion Therapeutics, Inc. (the “Company”) held on July 8, 2026 (the “Special Meeting”), the Company’s stockholders voted to adopt the Agreement and Plan of Merger, dated as of May 1, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Essence Parent Inc., a Delaware corporation (“Parent”), and Essence MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”) and to approve the transactions contemplated by the Merger Agreement, including the merger, but excluding the debt-financing and any Parent co-investment. Pursuant to the Merger Agreement, and subject to the conditions set forth therein, MergerCo will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”).

As of the close of business on May 28, 2026, the record date for the Special Meeting, there were 257,693,347 issued and outstanding shares of the Company’s common stock, par value $0.001 per share (“Company Stock”), entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 158,573,615 shares of Company Stock, representing 61.53% of the issued and outstanding shares of Company Stock entitled to vote at the Special Meeting, were represented virtually or by proxy, constituting a quorum.

At the Special Meeting, the Company’s stockholders also considered a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the merger (the “Advisory Compensation Proposal”).

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to at the time of the Special Meeting, was not voted on at the Special Meeting because there were sufficient votes to then approve the Merger Agreement Proposal.

The results with respect to each proposal voted on at the Special Meeting are set forth below.

The Merger Agreement Proposal

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Merger Agreement Proposal was approved by the requisite vote of the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,326,793	22,750,628	496,194	0

The Advisory Compensation Proposal

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Advisory Compensation Proposal was approved by the requisite vote of the Company's stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,937,383	22,283,787	6,352,445	0

Forward-Looking Statements

Any statements in this Current Report on Form 8-K regarding the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding Parent’s proposed acquisition of the Company, the ability of Parent and the Company to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions set forth in the Merger Agreement, statements about the expected timetable for completing the merger, the potential effects of the pending acquisition on the Company, and the potential to achieve the milestones related to the contingent payments under the CVR, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “estimates,” “plans,” “may,” “will,” “could,” “would,” “project,” “potential” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond the Company’s control. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) the effects of disruption on the Company from the proposed transaction and the impact of the announcement and pendency of the proposed transaction on the Company’s business, results of operations and financial condition; (iv) the effects of the proposed transaction on the Company’s relationships with customers, employees, other business partners or governmental or regulatory entities; (v) the risks related to non-achievement of any net sales milestone and that holders of the CVRs will not receive any payments in respect of the CVRs; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; (xii) risks related to the net sales, profitability, commercial development and launch plans, and growth of the Company’s commercial products; (xiii) risks and uncertainties related to regulatory applications, review and approval processes, and the Company’s compliance with applicable legal and regulatory requirements; (xiv) general industry conditions, competition, and the outcomes and anticipated benefits of legal proceedings and settlements; and (xv) general economic factors. These and other risks are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other filings with the SEC, available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Esperion Therapeutics, Inc.

Date: July 8, 2026	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer